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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 21. 1994




                            TRITON ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)



     Texas                           1-7864                75-1151855
- -------------------------------    ------------        -------------------
(State or other jurisdiction of    (Commission           (IRS Employer
     incorporation)                File Number)        Identification No.)





       Registrant's telephone number, including area code  (214) 691-5200




                                       N/A
- -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS.


     On April 21 1994, the Company's subsidiary Triton Oil Company of Thailand executed a production sharing contract with the Malaysia-Thailand Joint Authority and the Malaysian national oil company. A summary of the material terms of the Company's participation and a copy of the form of the production sharing contract are filed together as an exhibit herewith.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


               EXHIBIT NO.              DESCRIPTION


                  10 Summary of Terms of Triton's Participation and Production Sharing Contract



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TRITON ENERGY CORPORATION



Date: April 25, 1994               By:  /s/ Robert B. Holland, III
                                        ___________________________________
                                        Robert B. Holland, III, Senior Vice
                                        President and General Counsel



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